UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 26, 2007

CERIDIAN CORPORATION
(Exact name of registrant as specified in its charter)

               Delaware                                      1-15168                                 41-1981625
     (State or other jurisdiction                       (Commission                           (I.R.S. Employer
               of incorporation)                                File Number)                           Identification No.)

3311 East Old Shakopee Road, Minneapolis, Minnesota  55425
(Address of principal executive offices)            (Zip code)

Registrant’s telephone number, including area code:  (952) 853-8100

       No Change
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement

On May 30, 2007, Ceridian Corporation, a Delaware corporation (“Ceridian”), Foundation Holdings, Inc., a Delaware corporation (“Parent”) and Foundation Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Parent and Merger Sub are jointly owned, directly or indirectly, by Thomas H. Lee Partners, L.P. (“THL Partners”) and Fidelity National Financial, Inc. (“FNF”). The Merger Agreement is attached as Exhibit 2.1 hereto and is hereby incorporated herein by reference.

Under the terms of the Merger Agreement, Merger Sub will merge with and into Ceridian and each share of Ceridian common stock outstanding at the effective time of the merger (other than shares with respect to which appraisal rights have been properly exercised) will be converted into the right to receive $36 per share in cash and the surviving corporation will become a wholly owned subsidiary of Parent.

Completion of the merger will be subject to conditions including: (a) approval of the Merger Agreement by Ceridian shareholders, (b) approval by certain governmental regulators and authorities, including approvals under applicable antitrust laws and change of control approvals in connection with state money transmitter licenses, (c) the absence of an injunction by any court or other tribunal of competent jurisdiction which prohibits the consummation of the merger, (d) subject to certain exceptions, the accuracy of representations and warranties of the other party, and (e) material compliance of the other party with its covenants and material performance of the other party of its obligations.

The foregoing summary of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement attached as Exhibit 2.1 hereto, which is incorporated herein by reference. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Ceridian. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules provided by Ceridian in connection with the signing of the Merger Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between Ceridian, Parent and Merger Sub, rather than establishing matters of fact. Accordingly, the representations and warranties in the Merger Agreement may not constitute the actual state of facts about Ceridian, Parent or Merger Sub.

FORWARD-LOOKING STATEMENTS

This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The statements regarding Ceridian, THL Partners and FNF contained in this release that are not historical in nature, particularly those that utilize terminology such as “may,” “will,” “should,” “likely,” “expects,” “anticipates,” “estimates,” “believes” or “plans,” or comparable terminology, are forward-looking statements based on current expectations and assumptions, and entail various risks and uncertainties that could cause actual results to differ materially from those expressed in such forward-looking statements. Important factors known to Ceridian that could cause such material differences are identified and discussed from time to time in Ceridian’s filings with the Securities and Exchange Commission, including matters arising from the

SEC investigation of Ceridian, the prior restatements of Ceridian’s financial statements, the pending shareholder litigation involving Ceridian, volatility associated with Comdata’s fuel price derivative contracts and those factors which are discussed in Ceridian’s Annual Report on Form 10-K for the year ended December 31, 2006, which factors are also incorporated herein by reference. Important factors known to FNF that could cause such material differences are identified and discussed from time to time in FNF’s filings with the Securities and Exchange Commission, including the possibility that the transaction will not be completed or will not provide the benefits anticipated, due to competition, unexpected liabilities or other factors, the possibility that FNF and THL Partners will not be able to find co-investors to participate in the transaction, which could result in the acquisition debt being consolidated into FNF’s balance sheet and adversely affect the financial strength ratings of FNF’s insurance subsidiaries, and those factors which are discussed in FNF’s Annual Report on Form 10-K for the year ended December 31, 2006 and other filings with the SEC, which factors are also incorporated herein by reference.

None of Ceridian, THL Partners or FNF undertakes any obligation to correct or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any future disclosure Ceridian or FNF makes on related subjects in future reports to the SEC.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with its 2007 Annual Meeting, Ceridian will be filing a proxy statement, White Proxy Card and other materials with the SEC. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CERIDIAN AND THE MATTERS TO BE CONSIDERED AT ITS ANNUAL MEETING. Investors may contact MacKenzie Partners, Inc., Ceridian’s proxy advisor, for the 2007 Annual Meeting, at 800-322-2885 or by email at ceridianproxy@mackenziepartners.com. Investors may also obtain a free copy of the proxy statement and other relevant documents when they become available as well as other materials filed with the SEC concerning Ceridian at the SEC's website at http://www.sec.gov. Free copies of Ceridian's SEC filings are also available on Ceridian's website at http://www.ceridian.com. These materials and other documents may also be obtained for free from: Ceridian Corporation, 3311 East Old Shakopee Road, Minneapolis, Minnesota 55425, Attn: Investor Relations.

PARTICIPANTS IN THE SOLICITATION

Ceridian and its officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from Ceridian's stockholders with respect to the matters to be considered at Ceridian's 2007 Annual Meeting. Information regarding the officers and directors of Ceridian is included in its Annual Report on Form 10-K/A for the year ended December 31, 2006 filed with the SEC on April 30, 2007 and on Ceridian's website at http://www.ceridian.com. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with Ceridian's 2007 Annual Meeting.

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of
                       Certain Officers; Compensatory Arrangements of Certain Officers.

On May 26, 2007, the Board of Directors approved the annual equity compensation award to Gary Nelson, Executive Vice President, Chief Administrative Officer, General Counsel and Corporate

Secretary of Ceridian, in the amount of 6,890 restricted stock units and a stock option to purchase 45,697 shares of Ceridian common stock with an exercise price of $33.02 per share.

On May 26, 2007, the Board of Directors approved a monthly cash payment in lieu of its 2007 annual option grant in the amount of $6,720 per director, per month, commencing in May, 2007, other than with respect to the Chairman of the Board of Directors whose cash payment in lieu of his previously disclosed 2007 annual option grant will be $20,160 per month, commencing in May, 2007.

Item 9.01.      Financial Statements and Exhibits.

(d)	Exhibits

2.1	Merger Agreement, dated May 30, 2007, by and among, Ceridian
Corporation, Foundation Holdings, Inc. and Foundation Merger Sub,
Inc.*

________________________________________

*     Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Ceridian hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERIDIAN CORPORATION

/s/ Gregory J. Macfarlane
Gregory J. Macfarlane
Executive Vice President and Chief Financial Officer

Dated: May 31, 2007